UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CPI Card Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CPI CARD GROUP INC. 10368 WEST CENTENNIAL ROAD LITTLETON, COLORADO 80127 CPI CARD GROUP INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET You invested in CPI CARD GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Vote Virtually at the Meeting* May 24, 2023 8:00 AM Mountain Time Virtually at: www.virtualshareholdermeeting.com/PMTS2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V09302-P89376 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V09303-P89376 1. Election of Directors Nominees: 1c. H. Sanford Riley 1a. Thomas Furey 1d. Scott Scheirman 1b. Nicholas Peters 1e. Bradley Seaman 1f. Marc Sheinbaum 1g. Valerie Soranno Keating 2. Ratification of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2023. 3. Advisory vote to approve named executive officer compensation. 4. Approve an amendment to the Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. NOTE: The proxy holders will have discretion to vote on such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For